MUNIHOLDINGS
                                                                NEW YORK INSURED
                                                                FUND, INC.

                                                       STRATEGIC
                                                                Performance

                               [GRAPHIC OMITTED]

                                                                Annual Report
                                                                August 31, 1999

                    MuniHoldings New York Insured Fund, Inc.

The Benefits and
Risks of
Leveraging

MuniHoldings New York Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                       MuniHoldings New York Insured Fund, Inc., August 31, 1999

DEAR SHAREHOLDER

For the year ended August 31, 1999, the Common Stock of MuniHoldings New York Insured Fund, Inc. earned $0.862 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 6.09%, based on a month-end per share net asset value of $14.16. Over the same period, the total investment return on the Fund's Common Stock was -5.91%, based on a change in per share net asset value from $16.07 to $14.16, and assuming reinvestment of $0.996 per share ordinary income dividends and $0.002 per share capital gains distributions.

For the six months ended August 31, 1999, the total investment return on the Fund's Common Stock was -8.37%, based on a change in per share net asset value from $15.91 to $14.16, and assuming reinvestment of $0.421 per share income dividends.

For the six months ended August 31, 1999, the Fund's Preferred Stock had an average yield of 3.05% for Series A and 2.97% for Series B.

The Municipal Market Environment

During the six months ended August 31, 1999, long-term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies and inflation concerns put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.25% by mid-August before improving somewhat to 6.06% by August 31, 1999. During the last six months, yields on long-term US Treasury securities increased approximately 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the last six months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June, July and August. During the period, yields on long-term tax-exempt revenue bonds rose almost 55 basis points to 5.83%, as measured by the Bond Buyer Revenue Bond Index.

While the tax-exempt market has slightly underperformed its taxable counterpart in recent months, technical conditions are helping to support municipal bond prices. During the last six months, more than $115 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, almost $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of approximately 20% compared to the same three-month period in 1998.

Recently, the supply of new municipal bonds slowed even further. Total issuance in August 1999 of $14 billion was nearly 40% lower than August 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply.

The recent relative underperformance of the municipal bond market has generated very attractive tax-exempt bond yield ratios, similar to those that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%-85% of long-term US Treasury bond yields. Municipal bond yields rose at a faster rate in recent months than US Treasury bond yields, causing the yield ratio to increase. At May 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. At August 31, 1999, long-term uninsured tax-exempt bond yields were approximately 96% of US Treasury bonds. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation readings, as well as improvements in productivity in both manufacturing and service industries. We believe that future moves by the Federal Reserve Board have largely been discounted by bond investors and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy

We began the six-month period ended August 31, 1999 neutral on the interest rate outlook. We looked to reduce our exposure to the long-term end of the municipal yield curve in favor of municipal bonds in the 20-year sector as the yield differential started to narrow considerably. This strategy worked well as interest rates increased into early May. At this time we adopted a more constructive strategy, taking advantage of the higher yields available in the tax-exempt market. This move, which proved to be pre mature since the tax-exempt bond market came under additional pressure through the end of August, negatively impacted the Fund's total return.

Looking ahead, we expect to maintain our constructive investment strategy. Tax-exempt yields are approximately 96% of Treasury securities, well above their historical average of 82%-85%, providing an attractive buying opportunity.

In Conclusion

We appreciate your ongoing interest in MuniHoldings New York Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and
Portfolio Manager


October 4, 1999


                                     2 & 3

                       MuniHoldings New York Insured Fund, Inc., August 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P    Moody's   Face                                                                 Value
STATE                  Ratings  Ratings  Amount     Issue                                                    (Note 1a)
======================================================================================================================
New York -- 99.0%                                 Albany County, New York, Airport Authority,
                                                    Airport Revenue Bonds, AMT (d):
                         AAA     Aaa    $ 1,500       5.375% due 12/15/2017                                   $  1,440
                         AAA     Aaa      1,500       5.50% due 12/15/2019                                       1,459
                         -------------------------------------------------------------------------------------------
                         NR*     Aaa      2,325     Battery Park City Authority, New York, Revenue
                                                    Bonds, RITR, Series 25, 7.32% due 11/01/2026 (a)(g)          2,203
                         ---------------------------------------------------------------------------------------------
                                                    Long Island Power Authority, New York, Electric
                                                    System Revenue Refunding Bonds, Series A (d):
                         AAA     Aaa      2,500       5% due 12/01/2018                                          2,305
                         AAA     Aaa      1,700       5.125% due 12/01/2022                                      1,569
                         ---------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York,
                                                    Commuter Facilities Revenue Bonds:
                         AAA     Aaa      3,000       (Grand Central Terminal), Series 1,
                                                      5.70% due 7/01/2024 (d)                                    2,992
                         AAA     Aaa      7,695       Series A, 5.625% due 7/01/2027 (e)                         7,636
                         ---------------------------------------------------------------------------------------------
                                                    Metropolitan Transportation Authority, New York,
                                                    Commuter Facilities Revenue Refunding Bonds (a):
                         AAA     Aaa      1,000       Series B, 5% due 7/01/2020                                   915
                         AAA     Aaa      2,625       Series E, 5% due 7/01/2021                                 2,391
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa     14,710     Metropolitan Transportation Authority, New York,
                                                    Dedicated Tax Fund Revenue Bonds, Series A,
                                                    5% due 4/01/2029 (d)                                        13,188
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     Metropolitan Transportation Authority, New York,
                                                    Transit Facilities Revenue Bonds, Series C-1,
                                                    5.50% due 7/01/2022 (e)                                        978
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa      2,385     Monroe--Woodbury, New York, Central School District, GO,
                                                    5.625% due 5/15/2023 (e)                                     2,387
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000     Nassau County, New York, IDA, Civic Facility Revenue
                                                    Refunding Bonds (Hofstra University Project),
                                                    5% due 7/01/2023 (e)                                         2,717
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa     10,500     New York City, New York, Educational Construction
                                                    Fund Revenue Bonds, Junior Sub-Lien,
                                                    5.50% due 4/01/2026 (a)                                     10,242
                         ---------------------------------------------------------------------------------------------
                         A-      A3       5,820     New York City, New York, GO, Series C,
                                                    5.375% due 11/15/2027                                        5,417
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa      1,830     New York City, New York, IDA, Civic Facilities
                                                    Revenue Bonds (Rockefeller Foundation Project),
                                                    5.375% due 7/01/2023                                         1,755
                         ---------------------------------------------------------------------------------------------
                         A       A3       5,000     New York City, New York, IDA, Special Facilities
                                                    Revenue Bonds (Terminal One Group Association
                                                    Project), AMT, 6.125% due 1/01/2024                          5,090
                         ---------------------------------------------------------------------------------------------
                         NR*     A1       9,000     New York City, New York, Municipal Water Finance
                                                    Authority, Water and Sewer System Revenue Bonds,
                                                    RITR, Series 21, 7.62% due 6/15/2029 (g)                     8,871
                         ---------------------------------------------------------------------------------------------
                                                    New York City, New York, Municipal Water Finance
                                                    Authority, Water and Sewer System Revenue
                                                    Refunding Bonds (b):
                         AAA     Aaa      3,300       Series C, 5% due 6/15/2021                                 3,002
                         A1+     VMIG1+   2,850       VRDN, Series G, 3.15% due 6/15/2024 (h)                    2,850
                         ---------------------------------------------------------------------------------------------
                                                    New York City, New York, Transitional Finance
                                                    Authority Revenue Bonds, Future Tax Secured:
                         AA      Aa3      5,000       Series A, 5% due 8/15/2027                                 4,488
                         NR*     VMIG1+     800       VRDN, Series C, 2.70% due 5/01/2028 (h)                      800
                         ---------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority Revenue Bonds:
                         AAA     NR*     10,000       (Frances Schervier Project), 5.50% due 7/01/2027 (d)       9,708
                         AAA     Aaa      2,300       (Gustavus Adolphus Childrens School), Series B,
                                                      5.50% due 7/01/2018 (a)                                    2,271
                         AAA     Aaa      6,000       (Mental Health Services), Series B,
                                                      5.375% due 2/15/2026 (d)                                   5,719
                         AAA     Aaa      2,000       (Niagara Nursing Home), 5.60% due 8/01/2037 (c)(e)         1,921
                         AAA     Aaa      5,000       (Saint Barnabas Hospital), 5.45% due 8/01/2035 (a)(c)      4,751
                         ---------------------------------------------------------------------------------------------
                                                    New York State Dormitory Authority,
                                                    Revenue Refunding Bonds:
                         AAA     Aaa      2,180       (City University System Consolidated),
                                                      Series 1, 5.125% due 7/01/2027 (e)                         2,000
                         AAA     Aaa      5,000       (City University System Consolidated Third), Series 1,
                                                      5% due 7/01/2026 (b)                                       4,503
                         AAA     NR*     10,780       (Hospital Mortgage -- United Health Services),
                                                      5.375% due 8/01/2027 (a)(c)                               10,235
                         AAA     Aaa      3,715       (Mental Health Services Facilities Improvement),
                                                      Series D, 5% due 8/15/2017 (e)                             3,429
                         AAA     Aaa      5,320       (Millard Fillmore Hospital Project),
                                                      5.375% due 2/01/2032 (a)(c)                                5,035
                         AAA     Aaa      3,460       (North Shore University Hospital),
                                                      5.25% due 11/01/2019 (e)                                   3,259
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa      7,500     New York State Energy Research and Development
                                                    Authority, Facilities Revenue Refunding Bonds
                                                    (Consolidated Edison Co. of New York),
                                                    Series A, 6.10% due 8/15/2020 (a)                            7,731
                         ---------------------------------------------------------------------------------------------
                         NR*     NR*      2,500     New York State Energy Research and Development
                                                    Authority, Gas Facilities Revenue Bonds,
                                                    RITR, Series 9, 7.32% due 1/01/2021 (e)(g)                   2,383
                         ---------------------------------------------------------------------------------------------
                         AAA     NR*      2,305     New York State Energy Research and Development
                                                    Authority, PCR (New York State Electric and Gas Co.
                                                    Project), AMT, Series A, 6.15% due 7/01/2026 (e)             2,341
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa      1,285     New York State Energy Research and Development
                                                    Authority, Solid Waste Disposal Revenue Bonds
                                                    (New York State Electric and Gas Co. Project),
                                                    AMT, Series A, 5.70% due 12/01/2028 (e)                      1,249
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa        765     New York State Environmental Facilities Corporation,
                                                    Special Obligation Revenue Refunding Bonds (Riverbank
                                                    State Park), 5.125% due 4/01/2022 (a)                          710
                         ---------------------------------------------------------------------------------------------
                                                    New York State, GO, Refunding, Series D (a):
                         AAA     Aaa      3,410       5% due 7/15/2015                                           3,241
                         AAA     Aaa      3,765       5% due 7/15/2017                                           3,520
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000     New York State, HFA, Revenue Refunding Bonds
                                                    (Fulton Manor), 6.10% due 11/15/2025 (a)(c)                  2,109
                         ---------------------------------------------------------------------------------------------
                                                    New York State, HFA, Revenue Refunding Bonds,
                                                    Housing Mortgage Project, Series A (d):
                         AAA     Aaa      1,740       6.10% due 11/01/2015                                       1,818
                         AAA     Aaa      2,990       6.125% due 11/01/2020                                      3,119
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa      2,800     New York State Local Government Assistance
                                                    Corporation Revenue Refunding Bonds, Series B,
                                                    5.50% due 4/01/2021 (a)                                      2,741
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa      1,000     New York State Medical Care Facilities Finance Agency
                                                    Revenue Bonds (Mental Health Services), Series A,
                                                    6% due 2/15/2005 (e)(f)                                      1,081
                         ---------------------------------------------------------------------------------------------
                                                    New York State Mortgage Agency, Revenue Refunding
                                                    Bonds, Homeowner Mortgage:
                         NR*     Aa2      2,500       AMT, Series 54, 6.20% due 10/01/2026                       2,568
                         NR*     Aa2        955       AMT, Series 58, 6.40% due 4/01/2027                          996
                         AAA     Aaa      2,140       AMT, Series 67, 5.70% due 10/01/2017 (e)                   2,140
                         NR*     Aa2      5,990       AMT, Series 67, 5.80% due 10/01/2028                       6,022
                         NR*     Aa2      1,500       Series 59, 6.25% due 4/01/2027                             1,557
                         NR*     Aa2      1,000       Series 61, 5.80% due 10/01/2017                            1,008
                         ---------------------------------------------------------------------------------------------

================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniHoldings New York Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDA   Industrial Development Authority
PCR   Pollution Control Revenue Bonds
RITR  Residual Interest Trust Receipts
VRDN  Variable Rate Demand Notes


                                     4 & 5

                       MuniHoldings New York Insured Fund, Inc., August 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P    Moody's   Face                                                                 Value
STATE                  Ratings  Ratings  Amount     Issue                                                    (Note 1a)
======================================================================================================================
New York                 AAA     NR*    $ 3,000     New York State Thruway Authority, Service Contract
(concluded)                                         Revenue Bonds (Local Highway and Bridge),
                                                    5.75% due 4/01/2015 (e)                                   $  3,069
                         ---------------------------------------------------------------------------------------------
                                                    New York State Urban Development Corporation
                                                    Revenue Bonds:
                         AAA     Aaa     10,000       (Correctional Capital Facilities), Series 6,
                                                      5.375% due 1/01/2025 (a)                                   9,553
                         AAA     Aaa      3,875       RITR, Series 26, 7.32% due 1/01/2025 (e)(g)                3,678
                         ---------------------------------------------------------------------------------------------
                         AAA     NR*      1,775     Niagara, New York, Frontier Authority, Airport
                                                    Revenue Bonds (Buffalo Niagara International
                                                    Airport), AMT, 5% due 4/01/2028 (b)                          1,578
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa      9,980     Port Authority of New York and New Jersey, Special
                                                    Obligation Revenue Bonds (JFK International Air
                                                    Terminal Project), AMT, Series 6,
                                                    5.75% due 12/01/2022 (e)                                    10,157
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa      7,090     Suffolk County, New York, Water Authority,
                                                    Waterworks Revenue Bonds, Series A,
                                                    5% due 6/01/2022 (a)                                         6,444
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa     11,000     Syracuse, New York, Housing Authority, Mortgage
                                                    Revenue Bonds (Loretto Rest), Series A,
                                                    5.70% due 8/01/2027 (a)(c)                                  10,863
                         ---------------------------------------------------------------------------------------------
                         AAA     Aaa      2,250     Yonkers, New York, GO, Series C, 5% due 6/01/2019 (b)        2,072
======================================================================================================================
                         Total Investments (Cost -- $238,312) -- 99.0%                                         231,274

                         Other Assets Less Liabilities -- 1.0%                                                   2,321
                                                                                                              --------
                         Net Assets -- 100.0%                                                                 $233,595
                                                                                                              ========
======================================================================================================================

(a) AMBAC Insured.
(b) FGIC Insured.
(c) FHA Insured.
(d) FSA Insured.
(e) MBIA Insured.
(f) Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1999.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1999.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

    See Notes to Financial Statements.

================================================================================
Quality Profile

The quality ratings of securities in the Fund as of August 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa...............................................................   81.0%
AA/Aa.................................................................    7.1
A/A...................................................................    8.3
NR (Not Rated)........................................................    1.0
Other+................................................................    1.6
--------------------------------------------------------------------------------

+ Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of August 31, 1999
============================================================================================================================
Assets:         Investments, at value (identified cost -- $238,311,776) (Note 1a) .............                 $231,273,574
                Cash ........................................................................                          7,567
                Interest receivable .........................................................                      2,721,943
                Prepaid expenses and other assets ...........................................                          9,264
                                                                                                                ------------
                Total assets ................................................................                    234,012,348
                                                                                                                ------------
============================================================================================================================
Liabilities:    Payables:
                  Dividends to shareholders (Note 1f) .......................................   $    102,722
                  Investment adviser (Note 2) ...............................................         97,500
                  Offering costs (Note 1e) ..................................................         52,165         252,387
                                                                                                ------------
                Accrued expenses and other liabilities ......................................                        164,930
                                                                                                                ------------
                Total liabilities ...........................................................                        417,317
                                                                                                                ------------
============================================================================================================================
Net Assets:     Net assets ..................................................................                   $233,595,031
                                                                                                                ============
============================================================================================================================
Capital:        Capital Stock (200,000,000 shares authorized) (Note 4):
                  Preferred Stock, par value $.10 per share (3,800 shares of AMPS* issued
                  and outstanding at $25,000 per share liquidation preference) ..............                   $ 95,000,000
                  Common Stock, par value $.10 per share (9,787,106 shares issued
                  and outstanding) ..........................................................   $    978,710
                Paid-in capital in excess of par ............................................    144,677,715
                Undistributed investment income -- net ......................................      1,114,070
                Accumulated distributions in excess of realized capital gains on
                investments -- net (Note 1f) ................................................     (1,137,262)
                Unrealized depreciation on investments -- net ...............................     (7,038,202)
                                                                                                ------------
                Total -- Equivalent to $14.16 net asset value per share of Common Stock
                (market price -- $14.00) ....................................................                    138,595,031
                                                                                                                ------------
                Total capital ...............................................................                   $233,595,031
                                                                                                                ============
============================================================================================================================

*     Auction Market Preferred Stock.

See Notes to Financial Statements.


                                      6 & 7

                       MuniHoldings New York Insured Fund, Inc., August 31, 1999

STATEMENT OF OPERATIONS

                     For the Year Ended August 31, 1999
===========================================================================================================================
Investment           Interest and amortization of premium and discount earned .............                    $ 13,152,943
Income (Note 1d):
===========================================================================================================================
Expenses:            Investment advisory fees (Note 2) ....................................   $  1,368,183
                     Commission fees (Note 4) .............................................        241,015
                     Professional fees ....................................................         54,497
                     Accounting services (Note 2) .........................................         40,568
                     Transfer agent fees ..................................................         34,640
                     Printing and shareholder reports .....................................         19,668
                     Directors' fees and expenses .........................................         18,495
                     Listing fees .........................................................         16,195
                     Custodian fees .......................................................         16,178
                     Pricing fees .........................................................          8,607
                     Other ................................................................         18,111
                                                                                              ------------
                     Total expenses before reimbursement ..................................      1,836,157
                     Reimbursement of expenses (Note 2) ...................................       (101,222)
                                                                                              ------------
                     Total expenses after reimbursement ...................................                       1,734,935
                                                                                                               ------------
                     Investment income -- net .............................................                      11,418,008
                                                                                                               ------------
===========================================================================================================================
Realized &           Realized loss on investments--net ....................................                        (193,650)
Unrealized Loss on   Change in unrealized appreciation/depreciation on investments--net ...                     (17,042,859)
Investments -- Net                                                                                               ------------
(Notes 1b, 1d & 3):  Net Decrease in Net Assets Resulting from Operations .................                    $ (5,818,501)
                                                                                                               ============
===========================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the     For the Period
                                                                                                Year Ended    Sept. 19, 1997+
                                                                                                August 31,     to August 31,
                     Increase (Decrease) in Net Assets:                                            1999            1998
===========================================================================================================================
Operations:          Investment income -- net ..............................................   $ 11,418,008    $ 11,053,516
                     Realized gain (loss) on investments -- net ............................       (193,650)        884,972
                     Change in unrealized appreciation/depreciation on investments -- net ..    (17,042,859)     10,004,657
                                                                                               ------------    ------------
                     Net increase (decrease) in net assets resulting from operations .......     (5,818,501)     21,943,145
                                                                                               ------------    ------------
===========================================================================================================================
Dividends &          Investment income -- net:
Distributions to       Common Stock ........................................................     (8,442,641)     (7,304,626)
Shareholders           Preferred Stock .....................................................     (2,635,794)     (2,974,393)
(Note 1f):           Realized gain on investments -- net:
                       Common Stock ........................................................       (501,319)             --
                       Preferred Stock .....................................................       (190,003)             --
                     In excess of realized gain on investments -- net:
                       Common Stock ........................................................       (824,696)             --
                       Preferred Stock .....................................................       (312,566)             --
                                                                                               ------------    ------------
                     Net decrease in net assets resulting from dividends
                     and distributions to shareholders .....................................    (12,907,019)    (10,279,019)
                                                                                               ------------    ------------
===========================================================================================================================
Capital Stock        Proceeds from issuance of Common Stock ................................             --     146,625,000
Transactions         Proceeds from issuance of Preferred Stock .............................             --      95,000,000
(Notes 1e & 4):      Value of shares issued to Common Stock Shareholders in reinvestment
                     of dividends ..........................................................             --          85,052
                     Offering costs resulting from the issuance of Common Stock ............             --        (262,948)
                     Offering and underwriting costs resulting from the issuance of
                     Preferred Stock .......................................................             --        (890,684)
                                                                                               ------------    ------------
                     Net increase in net assets derived from capital stock transactions ....             --     240,556,420
                                                                                               ------------    ------------
===========================================================================================================================
Net Assets:          Total increase (decrease) in net assets ...............................    (18,725,520)    252,220,546
                     Beginning of period ...................................................    252,320,551         100,005
                                                                                               ------------    ------------
                     End of period* ........................................................   $233,595,031    $252,320,551
                                                                                               ============    ============
===========================================================================================================================
                   * Undistributed investment income -- net ................................   $  1,114,070    $    774,497
                                                                                               ============    ============
===========================================================================================================================

+     Commencement of operations.

See Notes to Financial Statements.


                                     8 & 9

                       MuniHoldings New York Insured Fund, Inc., August 31, 1999

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been derived                    For the       For the Period
                      from information provided in the financial statements.                     Year Ended      Sept. 19, 1997+
                                                                                                 August 31,       to August 31,
                      Increase (Decrease) in Net Asset Value:                                       1999              1998
================================================================================================================================
Per Share             Net asset value, beginning of period ...............................        $  16.07          $  15.00
Operating                                                                                         --------          --------
Performance:          Investment income -- net ...........................................            1.16              1.13
                      Realized and unrealized gain (loss) on investments -- net ..........           (1.75)             1.11
                                                                                                  --------          --------
                      Total from investment operations ...................................            (.59)             2.24
                                                                                                  --------          --------
                      Less dividends and distributions to Common Stock shareholders:
                        Investment income -- net .........................................            (.86)             (.75)
                        Realized gain on investments -- net ..............................            (.05)               --
                        In excess of realized capital gains on investments -- net ........            (.09)               --
                                                                                                  --------          --------
                      Total dividends and distributions to Common Stock shareholders .....           (1.00)             (.75)
                                                                                                  --------          --------
                      Capital charge resulting from issuance of Common Stock .............              --              (.03)
                                                                                                  --------          --------
                      Effect of Preferred Stock activity:++
                        Dividends and distributions to Preferred Stock shareholders:
                          Investment income -- net .......................................            (.27)             (.30)
                          Realized gain on investments -- net ............................            (.02)               --
                          In excess of realized capital gains on investments -- net ......            (.03)               --
                      Capital charge resulting from issuance of Preferred Stock ..........              --              (.09)
                                                                                                  --------          --------
                      Total effect of Preferred Stock activity ...........................            (.32)             (.39)
                                                                                                  --------          --------
                      Net asset value, end of period .....................................        $  14.16          $  16.07
                                                                                                  ========          ========
                      Market price per share, end of period ..............................        $  14.00          $15.3125
                                                                                                  ========          ========
================================================================================================================================
Total Investment      Based on market price per share ....................................           (2.37%)            7.21%++++
Return:**                                                                                         ========          ========
                      Based on net asset value per share .................................           (5.91%)           12.52%++++
                                                                                                  ========          ========
================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement*** ............................            1.13%              .80%*
Average Net Assets                                                                                ========          ========
Of Common Stock:      Total expenses*** ..................................................            1.19%             1.19%*
                                                                                                  ========          ========
                      Total investment income -- net*** ..................................            7.43%             7.65%*
                                                                                                  ========          ========
                      Amount of dividends to Preferred Stock shareholders ................            1.71%             2.06%*
                                                                                                  ========          ========
                      Investment income -- net, to Common Stock shareholders .............            5.72%             5.59%*
                                                                                                  ========          ========
================================================================================================================================
Ratios Based on       Total expenses, net of reimbursement ...............................             .70%              .50%*
Total Average Net                                                                                 ========          ========
Assets:+++***         Total expenses .....................................................             .74%              .75%*
                                                                                                  ========          ========
                      Total investment income -- net .....................................            4.59%             4.81%*
                                                                                                  ========          ========
================================================================================================================================
Ratios Based on       Dividends to Preferred Stock shareholders ..........................            2.77%             3.48%*
Average Net Assets                                                                                ========          ========
Of Preferred Stock:
================================================================================================================================
Supplemental Data:    Net assets, net of Preferred Stock, end of period (in thousands) ...        $138,595          $157,321
                                                                                                  ========          ========
                      Preferred Stock outstanding, end of period (in thousands) ..........        $ 95,000          $ 95,000
                                                                                                  ========          ========
                      Portfolio turnover .................................................           34.48%            52.91%
                                                                                                  ========          ========
================================================================================================================================
Leverage:             Asset coverage per $1,000 ..........................................        $  2,459          $  2,656
                                                                                                  ========          ========
================================================================================================================================
Dividends             Series A -- Investment income -- net ...............................        $    703          $    796
Per Share on                                                                                      ========          ========
Preferred Stock       Series B -- Investment income -- net ...............................        $    684          $    769
Outstanding:                                                                                      ========          ========
================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on October 7, 1997.
+++   Includes Common and Preferred Stock average net assets.
++++  Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New York Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MHN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures


                                    10 & 11

                       MuniHoldings New York Insured Fund, Inc., August 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended August 31, 1999, FAM earned fees of $1,368,183, of which $101,222 was voluntarily waived.

During the period September 19, 1997 to August 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $712,500 in connection with the issuance of the Fund's Preferred Stock. Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1999 were $84,109,347 and $92,156,269, respectively.

Net realized gains (losses) for the year ended August 31, 1999 and net unrealized losses as of August 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                Gains (Losses)         Losses
--------------------------------------------------------------------------------
Long-term investments ....................       $(1,019,614)       $(7,038,202)
Financial futures contracts ..............           825,964                 --
                                                 -----------        -----------
Total ....................................       $  (193,650)       $(7,038,202)
                                                 ===========        ===========
--------------------------------------------------------------------------------

As of August 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $7,038,202, of which $344,688 related to appreciated securities and $7,382,890 related to depreciated securities. The aggregate cost of investments at August 31, 1999 for Federal income tax purposes was $238,311,776.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended August 31, 1999 remained constant and during the period September 19, 1997 to August 31, 1998 increased by 9,520,000 as a result of the initial offering and by 260,439 as a result of dividend reinvestment.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at August 31, 1999 were as follows: Series A, 2.90% and Series B, 2.999%.

Shares issued and outstanding during the year ended August 31, 1999 remained constant and during the period September 19, 1997 to August 31, 1998 increased by 3,800 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended August 31, 1999, MLPF&S, an affiliate of FAM, earned $164,334 as commissions.

5. Reorganization Plan:

On September 9, 1999, the Fund's Board of Directors approved a plan of reorganization whereby the Fund would acquire substantially all of the assets and liabilities of MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund II, Inc. and MuniHoldings New York Insured Fund III, Inc. in exchange for newly issued shares of the Fund. The plan of reorganization is subject to shareholder approval. MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund II, Inc. and MuniHoldings New York Insured Fund III, Inc. are registered, non-diversified, closed-end management investment companies. All four entities have a similar investment objective and are managed by FAM.

6. Subsequent Event:

On September 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.075463 per share, payable on September 29, 1999 to shareholders of record as of September 22, 1999.


                                    12 & 13

                       MuniHoldings New York Insured Fund, Inc., August 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
MuniHoldings New York Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings New York Insured Fund, Inc., as of August 31, 1999, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period September 19, 1997 (commencement of operations) to August 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial high lights present fairly, in all material respects, the financial position of MuniHoldings New York Insured Fund, Inc. as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 7, 1999

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings New York Insured Fund, Inc. during its taxable period ended August 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the per share taxable distributions paid by the Fund during the year:

---------------------------------------------------------------------------------------------------------------------
                                                                      Payable          Ordinary           Long-Term
                                                                        Date            Income         Capital Gains*
---------------------------------------------------------------------------------------------------------------------
Common Stock Shareholders                                             12/30/98         $.133454           $.002032
---------------------------------------------------------------------------------------------------------------------
Preferred Stock Shareholders:             Series A                    11/12/98         $  28.79           $    .43
                                                                      11/19/98         $  31.18           $    .47
                                                                      11/27/98         $  28.50           $    .43
                                                                      12/03/98         $  20.22           $    .32
                                                                      12/10/98         $  23.62           $    .36
                                                                      12/17/98         $    .71           $    .03
                                          ---------------------------------------------------------------------------
                                          Series B                    11/13/98         $  28.79           $    .43
                                                                      11/20/98         $  28.79           $    .43
                                                                      11/27/98         $  23.62           $    .36
                                                                      12/04/98         $  23.62           $    .36
                                                                      12/11/98         $  22.43           $    .36
                                                                      12/18/98         $    .25           $    .01
---------------------------------------------------------------------------------------------------------------------

* The entire distribution is subject to the 20% tax rate.

Please retain this information for your records.

--------------------------------------------------------------------------------
YEAR 2000 ISSUES
--------------------------------------------------------------------------------

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.


                                    14 & 15

Officers and Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MHN

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New York Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock share holders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniHoldings New York
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #HOLDNY--8/99

[RECYCLE LOGO] Printed on post-consumer recycled paper